                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       MILLENNIUM PHARMACEUTICALS, INC.
                (Name of Registrant as Specified In Its Charter)

                       MILLENNIUM PHARMACEUTICALS, INC.
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 21, 1997

     The 1997 Annual Meeting of Stockholders of Millennium Pharmaceuticals, Inc. (the "Company") will be held at The Westin Hotel, 10 Huntington Avenue, Boston, Massachusetts, on Wednesday, May 21, 1997 at 10:00 a.m., local time, to consider and act upon the following matters:

          1. To elect one Class I director for the ensuing three years.

          2. To approve (i) an amendment to the Company's 1996 Equity Incentive Plan increasing from 2,100,000 to 4,100,000 the number of shares of Common Stock reserved for issuance under the Plan and (ii) the continuance of the 1996 Equity Incentive Plan, as amended.

          3. To approve the Company's 1997 Equity Incentive Plan.

          4. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for 1997.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 1, 1997 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors


                                          STEVEN D. SINGER
                                          Secretary
Cambridge, Massachusetts
April 11, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139

          PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 21, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Millennium Pharmaceuticals, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held on May 21, 1997 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

     The Company's Annual Report for the year ended December 31, 1996 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 11, 1997.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST OF THE DIRECTOR OF FINANCE, MILLENNIUM PHARMACEUTICALS, INC., 640 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02139.

VOTING SECURITIES AND VOTES REQUIRED

     On April 1, 1997, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 28,745,520 shares of Common Stock of the Company, $.001 par value per share ("Common Stock"). Each share is entitled to one vote.

     Under the Company's Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the approval of each of the other matters to be voted upon.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of January 31, 1997 or such later date as is noted, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below and
(iv) all directors and executive officers of the Company as a group.

     The number of shares of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 1997 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                                   SHARES OF
                                                                  COMMON STOCK    PERCENTAGE OF
                                                                  BENEFICIALLY     COMMON STOCK
NAME AND ADDRESS                                                     OWNED         OUTSTANDING
----------------                                                  ------------    -------------
Funds managed by Mayfield Fund(1)...............................    2,377,039           9.93%
  2880 Sand Hill Road
  Suite 250
  Menlo Park, CA 94025

F. Hoffmann-La Roche Ltd.(2)....................................    2,271,645           9.49
  Postfach, CH-4070
  Basel, Switzerland

PerSeptive Biosystems, Inc.(3)..................................    1,612,582           6.74
  500 Old Connecticut Path
  Framingham, MA 01701

Greylock Limited Partnership(4).................................    1,500,000           6.27
  One Federal Street
  Boston, MA 02110-2065

Funds managed by Kleiner, Perkins, Caufield & Byers(5)..........    1,415,589           5.91
  Four Embarcadero Center
  Suite 3520
  San Francisco, CA 94111

Eli Lilly and Company(6)........................................    1,358,333           5.67
  Lilly Corporate Center
  Indianapolis, IN 46285

Mark J. Levin(7)................................................      856,671           3.58

Joshua Boger, Ph.D(8)...........................................       19,792            *

Eugene Cordes, Ph.D.(9).........................................       19,792            *

A. Grant Heidrich, III(10)......................................    2,293,911           9.58

William W. Helman(11) ..........................................    1,504,167           6.28

Raju Kucherlapati, Ph.D.(12)....................................      354,167           1.47

                                                                   SHARES OF
                                                                  COMMON STOCK    PERCENTAGE OF
                                                                  BENEFICIALLY     COMMON STOCK
NAME AND ADDRESS                                                     OWNED         OUTSTANDING
----------------                                                  ------------    -------------
Eric S. Lander, Ph.D.(13).......................................      748,758           3.13%
Michael Steinmetz, Ph.D.(14)....................................        4,167              *
Steven H. Holtzman(15)..........................................      358,016           1.50
Frank D. Lee, Ph.D.(16).........................................      353,891           1.48
Harry F. Arader(17).............................................      150,000              *
All directors and executive officers as a group (11
  persons)(18)..................................................    6,663,332          27.43

---------------
* Represents holdings of less than one percent.

 (1) Information based solely on a Schedule 13G filed with the Commission on February 10, 1997. Includes 101,250 shares of Common Stock held by Mayfield Associates Fund II ("Mayfield Associates II"), 534,581 shares of Common Stock held by Mayfield Medical Partners (1992) ("Mayfield 1992") 1,614,169 shares of Common Stock held by Mayfield VII ("Mayfield VII") and 126,999 shares held by individuals who are General Partners of Mayfield VII Management Partners ("Mayfield Management"), the General Partner of Mayfield VII and General Partners of Mayfield Associates II and Mayfield 1992. The General Partners of Mayfield Associates II are a group of individuals associated with Mayfield Fund. The General Partner of Mayfield 1992 is Mayfield VII. Mayfield Management is the General Partner of Mayfield VII.

 (2) Information based solely on a Schedule 13G filed with the Commission on February 12, 1997.

 (3) Information based solely on a Schedule 13D filed with the Commission on February 20, 1997.

 (4) Information based solely on a Schedule 13G filed with the Commission on February 12, 1997.

 (5) Information based solely on a Schedule 13G filed with the Commission on February 13, 1997. Includes 1,250,000 shares of Common Stock held by Kleiner, Perkins, Caufield & Buyers VI ("KPCB VI") and 165,589 shares held by individuals who are General Partners of KPCB VI Associates, L.P., the General Partners of KPCB VI.

 (6) Information based solely on a Schedule 13G filed with the Commission on February 11, 1997.

 (7) Includes 6,250 shares of Common Stock issuable to Mr. Levin within 60 days of January 31, 1997 upon exercise of stock options.

 (8) Represents shares of Common Stock issuable to Dr. Boger within 60 days of January 31, 1997 upon exercise of stock options.

 (9) Represents shares of Common Stock issuable to Dr. Cordes within 60 days of January 31, 1997 upon exercise of stock options.

(10) Includes 39,741 shares held by Mr. Heidrich and 4,167 shares of Common Stock issuable to Mr. Heidrich within 60 days of January 31, 1997 upon exercise of stock options. Also includes 101,250 shares of Common stock held by Mayfield Associates II, 534,581 shares of Common Stock held by Mayfield 1992 and 1,614,169 shares of Common Stock held by Mayfield VII. Mr. Heidrich is a General Partner of Mayfield Management, the General Partner of Mayfield VII. Mayfield VII is the General Partner of Mayfield 1992. Mr. Heidrich is also a General Partner of Mayfield Associates II. Mr. Heidrich disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares. Mr. Heidrich shares dispositive and voting power of such shares with the general partners of Mayfield.

(11) Includes 4,167 shares of Common Stock issuable to Mr. Helman within 60 days of January 31, 1997 upon exercise of stock options. Also includes 1,500,000 shares of Common Stock held by Greylock Limited Partnership ("Greylock"). Mr. Helman is a General Partner of Greylock. Mr. Helman disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares. Mr. Helman shares dispositive and voting power of such shares with the general partners of Greylock.

(12) Includes 120,834 shares of Common Stock issuable to Dr. Kucherlapati within 60 days of January 31, 1997 upon exercise of stock options.

(13) Includes 4,167 shares of Common Stock issuable to Dr. Lander within 60 days of January 31, 1997 upon exercise of stock options. Also includes 100,000 shares of Common Stock beneficially owned by an irrevocable trust for the benefit of Dr. Lander's minor children for which Dr. Lander disclaims beneficial ownership.

(14) Represents 4,167 shares of Common Stock issuable to Dr. Steinmetz within 60 days of January 31, 1997 upon exercise of stock options. Dr. Steinmetz, a current Class I director, will not be standing for re-election to the Board of Directors.

(15) Includes 11,266 shares of Common Stock issuable to Mr. Holtzman within 60 days of January 31, 1997 upon exercise of stock options. Also includes 100,000 shares of Common Stock beneficially owned by an irrevocable trust for the benefit of Mr. Holtzman's minor children for which Mr. Holtzman disclaims beneficial ownership.

(16) Includes 7,291 shares of Common Stock issuable to Mr. Lee within 60 days of January 31, 1997 upon exercise of stock options.

(17) Includes 146,000 shares of Common Stock issuable to Mr. Arader within 60 days of January 31, 1997 upon exercise of stock options.

(18) Includes 347,893 shares of Common Stock issuable upon exercise of stock options held by all directors and executive officers as a group which are exercisable within 60 days of January 31, 1997.

                             ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of two Class I Directors, three Class II Directors and three Class III Directors. The Class I, II and III Directors will serve until the annual meetings of stockholders to be held in 1997, 1998 and 1999, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

     The persons named in the enclosed proxy will vote to elect as a director William W. Helman, the sole Class I Director nominee named below, unless the proxy is marked otherwise. Michael Steinmetz, Ph.D., the other current Class I Director, will not be standing for re-election. If a stockholder returns a proxy without contrary instructions the persons named as proxies will vote to elect as a director William W. Helman, the Class I Director nominee named below.

     Because Dr. Steinmetz will not be standing for reelection, a vacancy exists for a Class I Director. In accordance with the Company's Certificate of Incorporation and Bylaws, this vacancy may be filled prior to the Company's Annual Meeting of Stockholders in 2000 only by a majority vote of the remaining directors.

     Mr. Helman will be elected to hold office until the 2000 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Helman has indicated his willingness to serve, if elected; however, if he should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

     There are no family relationships between or among any officers or directors of the Company.

     Set forth below are the name and age of each member of the Board of Directors (including the nominee for election as a Class I Director), and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 1997, appears above under the heading "Stock Ownership of Certain Beneficial Owners and Management."

              NOMINEE FOR TERM EXPIRING IN 2000 (CLASS I DIRECTOR)

     WILLIAM W. HELMAN, age 38, has served as a director of the Company since 1993. Since 1987, Mr. Helman has served as a general partner of Greylock, a venture capital firm. Mr. Helman received his M.B.A. from Harvard Business School. Mr. Helman is a director of Vertex Pharmaceuticals, Inc. ("Vertex") and several private companies.

           DIRECTORS WHOSE TERMS EXPIRE IN 1998 (CLASS II DIRECTORS)

     EUGENE CORDES, Ph.D., age 60, has served as a director of the Company since August 1995. Since September 1996, Dr. Cordes has been a Professor of Pharmacy and Chemistry, University of Michigan in Ann Arbor. From 1988 to October 1995, Dr. Cordes served as the Vice President of Sterling Winthrop, Inc., a pharmaceutical company, and as President of the Pharmaceuticals Research Division.

     RAJU KUCHERLAPATI, Ph.D., age 54, is a founder and has served as a director of the Company since 1993. Since 1989, Dr. Kucherlapati has served as the Lola and Saul Kramer Professor and Chairman of the Department of Molecular Genetics at the Albert Einstein College of Medicine. He received his M.S. in Biology from Andhra University (India) and his Ph.D. in Genetics from the University of Illinois, Urbana. Dr. Kucherlapati also was a founder of and serves on the Board of Directors of Cell Genesys Inc., a biotechnology company.

     ERIC S. LANDER, Ph.D., age 40, is a founder and has served as a director of the Company since 1993. From 1993 to the present, Dr. Lander has served as Director of the Whitehead/MIT Center for Genome Research and a member of the Whitehead Institute for Biomedical Research. From 1989 to the present, Dr. Lander has also held the positions of Associate Professor and Professor in the Department of Biology at the Massachusetts Institute of Technology. Dr. Lander received his Ph.D. in Mathematics from Oxford University, which he attended as a Rhodes Scholar.

           DIRECTORS WHOSE TERMS EXPIRE IN 1999 (CLASS III DIRECTORS)

     MARK J. LEVIN, age 46, has served as Chairman of the Board of Directors since March 1996, Chief Executive Officer of the Company since November 1994, and as a director of the Company since inception. From 1987 to 1994, Mr. Levin was a partner at Mayfield Fund ("Mayfield") a venture capital firm, and co-director of its Life Science Group. While employed with Mayfield, Mr. Levin was the founding Chief Executive Officer of several biotechnology and biomedical companies, including Cell Genesys Inc., CytoTher-apeutics Inc., Tularik Inc. and Focal, Inc. Mr. Levin holds an M.S. in Chemical and Biomedical Engineering from Washington University. Mr. Levin also serves on the Board of Directors of CytoTherapeutics Inc.

     JOSHUA BOGER, Ph.D., age 45, has served as a director of the Company since August 1995. Dr. Boger has been the President and Chief Executive Officer of Vertex, a biopharmaceutical company, from 1992 to the present, and served as President and Chief Scientific Officer of Vertex from 1989 to 1992. Dr. Boger received M.A. and Ph.D. degrees in Chemistry from Harvard University. He also serves on the Board of Directors of Vertex.

     A. GRANT HEIDRICH, III, age 43, has served as a director of the Company since 1993. Since 1983, Mr. Heidrich has served as a general partner of Mayfield. Mr. Heidrich received his M.B.A. from Columbia University Graduate School of Business. Mr. Heidrich also serves on the Board of Directors of Vivus, Inc. and several private companies.

                               RETIRING DIRECTOR

     MICHAEL STEINMETZ, Ph.D., age 49, has served as a director of the Company since 1994. From 1991 to 1997 he served as Vice President, Preclinical Research and Development at Hoffmann-La Roche, Inc., and from 1986 to 1991 as Associate Director, heading a pharmaceutical research department, at F. Hoffmann-La Roche Ltd. Dr. Steinmetz received his Ph.D. in Biochemistry from the University of Munich.

BOARD AND COMMITTEE MEETINGS

     The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee has responsibility for recommending the appointment of the Company's independent auditors, reviewing the scope and results of audits and reviewing the Company's internal accounting control policies and procedures. The Audit Committee held no meetings in 1996. The members of the Audit Committee are Mr. Helman and Dr. Lander.

     The Company also has a standing Compensation Committee of the Board of Directors, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee held two meetings during 1996. The members of the Compensation Committee are Mr. Heidrich, and Drs. Kucherlapati and Boger. See "Report of the Compensation Committee" below.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

     The Board of Directors held eight meetings during 1996. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served.

COMPENSATION FOR DIRECTORS

     The Company's non-employee directors receive an annual retainer of $10,000 for serving on the Board of Directors, receive $1,500, plus reasonable travel and out-of-pocket expenses, for attendance at meetings of the Board of Directors and are entitled to participate in the Company's 1996 Director Option Plan (the "Director Plan"), as further described below. On May 10, 1996, pursuant to the terms of the Director Plan, Existing Director Options (as defined below) to purchase 20,000 shares of Common Stock at an exercise price of

$19.25 per share were granted to each of the following directors: Messrs. Heidrich and Helman and Drs. Kucherlapati, Lander and Steinmetz.

     1996 Director Option Plan. Under the terms of the Director Plan (i) options to purchase 20,000 shares of Common Stock were granted to each non-employee director serving as a director as of the closing of the Company's initial public offering on May 10, 1996 (the "Existing Director Options"), except directors who received stock option grants in the 12 months preceding the closing of the offering (the "Pre-Offering Director Options") and (ii) options to purchase 30,000 shares of Common Stock (the "New Director Options") are granted to each person who first becomes an eligible non-employee director after May 10, 1996, the closing date of the Company's initial public offering, effective as of the date of election to the Board of Directors. The Existing Director Options and New Director Options vest on a monthly basis in 48 equal installments, commencing on the 30th day after the date of grant. Each eligible director will be granted an additional option to purchase 20,000 shares of Common Stock as of the date that such director's Existing Director Options, Pre-Offering Director Options, or New Director Options have fully vested, and on each four-year anniversary thereof. The exercisability of these options will be accelerated upon the occurrence of a change in control (as defined in the Director Plan). A total of 250,000 shares of Common Stock may be issued upon the exercise of stock options granted under the Director Plan. The exercise price of options granted under the Director Plan is equal to the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation Table. The following table sets forth certain information with respect to the annual and long-term compensation for the last two fiscal years of the Company's Chief Executive Officer and the Company's other executive officers whose total annual salary and bonus for 1996 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                 ANNUAL COMPENSATION             AWARDS
                                          ---------------------------------   ------------
                                                               OTHER ANNUAL    SECURITIES     ALL OTHER
                                           SALARY     BONUS    COMPENSATION    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR     ($)        ($)         ($)         OPTIONS(#)       ($)(1)
---------------------------        ----   --------   -------   ------------   ------------   ------------
Mark J. Levin....................  1996   $324,354   $     0     $83,018(2)      100,850        $2,088
  Chief Executive Officer          1995   $300,000   $     0     $     0         100,000        $  870

Steven H. Holtzman...............  1996   $264,333   $     0     $     0         105,475        $  975
  Chief Business Officer           1995   $212,046   $     0     $     0          41,125        $  510

Frank D. Lee.....................  1996   $245,498   $     0     $     0          44,600        $1,622
  Chief Scientific Officer         1995   $208,108   $     0     $     0          45,750        $  510

Harry F. Arader(3)...............  1996   $152,335   $15,000     $39,340(4)      150,000        $  646
  Former Chief Financial Officer   1995         --        --          --              --            --

---------------
(1) Consists of term-life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(2) Represents amounts attributable to the forgiveness of a loan.

(3) Mr. Arader commenced employment with the Company in March 1996. He resigned as Chief Financial Officer in March 1997.

(4) Represents a relocation allowance.

     Option Grant Table. The following table sets forth certain information regarding options granted during the year ended December 31, 1996 by the Company to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                      ----------------------------------------------------------------    POTENTIAL REALIZABLE
                                                                 MARKET                     VALUE AT ASSUMED
                                                                PRICE OF                     ANNUAL RATES OF
                      NUMBER OF      PERCENT OF                SECURITIES                      STOCK PRICE
                      SECURITIES   TOTAL OPTIONS    EXERCISE   UNDERLYING                   APPRECIATION FOR
                      UNDERLYING     GRANTED TO     OR BASE    OPTIONS ON                    OPTION TERM(1)
                       OPTIONS      EMPLOYEES IN     PRICE       GRANT      EXPIRATION   -----------------------
NAME                  GRANTED(#)    FISCAL YEAR%     ($/SH)     DATE($)        DATE        5%($)        10%($)
----                  ----------   --------------   --------   ----------   ----------   ----------   ----------
Mark J. Levin.......        850(2)       *           $  .60      $  .60      01/22/06    $      321   $      813
                        100,000(3)      4.4%         $16.50      $16.50      12/20/06    $1,037,676   $2,629,675

Steven H. Holtzman..        850(2)       *           $  .60      $  .60      01/22/06    $      321   $      813
                         54,625(2)      2.4%         $  .60      $  .60      01/22/06    $   20,612   $   52,235
                         50,000(3)      2.2%         $10.00      $10.00      05/02/06    $  314,447   $  796,871

Frank D. Lee........        850(2)       *           $  .60      $  .60      01/22/06    $      321   $      813
                         43,750(3)      1.9%         $15.75      $15.75      08/21/06    $  433,348   $1,098,188

Harry F. Arader.....    150,000(4)      6.6%         $ 3.60      $ 3.60      03/13/06    $  339,603   $  860,621

---------------
 * Represents less than one percent of total options granted to employees in fiscal year.

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. This table does not take into account any appreciation in the price of the Common Stock to date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date at which the options are exercised.

(2) One forty-eighth of the total number of shares subject to the option are exercisable at the end of the first month after the date of grant and an additional one forty-eighth of the total number of shares subject to the option will be exercisable at the end of each month thereafter until all of such shares are exercisable; provided, however, that at the election of the Named Executive Officer, all of such shares may be immediately exercisable, in which event the portion of the shares of Common Stock issued upon exercise corresponding to the vesting schedule for the original option shall be subject to repurchase by the Company.

(3) One forty-eighth of the total number of shares subject to the option are exercisable at the end of the first month after the date of grant and an additional one forty-eighth of the total number of shares subject to the option will be exercisable at the end of each month thereafter until all of such shares are exercisable.

(4) Twelve forty-eighths of the total number of shares subject to the option are exercisable at the end of the first year after the date of grant and an additional one forty-eighth of the total number of shares subject to the option will be exercisable at the end of each month thereafter until all of such shares are exercisable; provided, however, that at the election of the Named Executive Officer, all of such shares may be immediately exercisable, in which event the portion of the shares of Common Stock issued upon exercise corresponding to the vesting schedules for the original option shall be subject to repurchase by the Company.

     Year-End Option Table. The following table sets forth certain information regarding stock options exercised during the year ended December 31, 1996 and stock options held as of December 31, 1996 by the Named Executive Officers.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                                 SECURITIES                     VALUE OF
                                                                 UNDERLYING                    UNEXERCISED
                                                                 UNEXERCISED                  IN-THE-MONEY
                            SHARES                            OPTIONS AT FISCAL             OPTIONS AT FISCAL
                          ACQUIRED ON        VALUE              YEAR-END (#)                 YEAR-END($)(1)
                          EXERCISE(#)     REALIZED($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                          -----------     -----------     -------------------------     -------------------------
Mark J. Levin...........    100,850        $      0                  0/100,000             $        0/$ 87,500
Steven H. Holtzman......     54,625        $      0              8,141/ 42,709             $   68,030/$314,979
Frank D. Lee............    235,661        $175,578              4,557/ 39,193             $    7,405/$ 63,689
Harry F. Arader.........      4,000        $ 38,280            146,000/      0             $2,011,150/$      0

---------------
(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 1996 ($17.375), the last trading day of the Company's 1996 fiscal year, less the applicable option exercise price.

EMPLOYMENT AGREEMENTS

     In November 1994, the Company entered into an employment agreement with Mr. Levin, the Chief Executive Officer of the Company. The agreement provides for an initial annual salary of $300,000. In addition, Mr. Levin was granted an option to purchase 533,364 shares of the Company's Common Stock at an exercise price of $0.30 per share. The option was exercised in November 1995. The shares issued upon exercise of the option are subject to repurchase by the Company and are released from such repurchase option at a rate of one forty-eighth of such shares per month. In connection with the grant of the option, the Company agreed to loan Mr. Levin up to $266,681, the net after tax purchase price for the options. The loan bears interest at a rate of 7% per annum and is secured by a pledge of the shares of Common stock issued upon exercise of the option. The Company has agreed to forgive one forty-eighth of the principal plus accrued interest of the loan monthly beginning on December 31, 1995, subject to Mr. Levin's continued employment. In the event of Mr. Levin's termination either voluntarily or by the Company without cause, the unforgiven principal of the loan will be due on the first to occur of (i) the first anniversary of such termination, (ii) the first date upon which the fair market value of freely tradeable securities held by Mr. Levin exceeds $1,000,000 or (iii) the date upon which Mr. Levin receives cash or freely tradeable securities having a value of at least $1,000,000 in an acquisition of the Company.

     In April 1994, the Company entered into an employment agreement with Mr. Holtzman, the Chief Business Officer of the Company. Mr. Holtzman's employment with the Company is at-will and may be terminated by the Company at any time with or without cause. In the event his employment is terminated without Justifiable Cause (as defined) then, subject to certain conditions, the Company will be obligated to pay Mr. Holtzman a severance payment equal to twelve months' salary.

     In June 1994, the Company entered into an employment agreement with Dr. Lee, the Chief Scientific Officer of the Company. Mr. Lee's employment with the Company is at-will and may be terminated by the Company at any time with or without cause. In the event his employment is terminated without Justifiable Cause (as defined) then, subject to certain conditions, the Company will be obligated to pay Mr. Lee a severance payment equal to twelve months' salary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by all officers of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 1996 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company, which is currently comprised of three non-employee directors, Mr. Heidrich and Drs. Kucherlapati and Boger, makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans.

     The Company's executive compensation program is designed to incentivize the Company's executive officers and, thereby, to promote achievement of the Company's business goals and shareholder returns. Executive compensation consists of a combination of base salary, stock incentives and employee benefits. The Compensation Committee considers stock incentives to be a critical component of an executive's compensation package in order to help align executive interests with stockholder interests.

  Compensation Philosophy

     The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

     - COMPETITIVE AND FAIR COMPENSATION

       The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Compensation Committee compares the Company's compensation practices with those of other companies in the industry and sets the Company's compensation guidelines based on this review. The Compensation Committee believes compensation for the Company's executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar business and of comparable size and success. The Compensation Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

     - SUSTAINED PERFORMANCE

       Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic scientific and business plan goals are met, including such factors as timely delivery of validated targets to partners for screening, effective development of new programs for future alliances, continued innovation in the development of the Company's technologies, formation of new business alliances, and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

     In evaluating each executive officer's performance, the Compensation Committee generally conforms to the following process:

     - Company and individual goals and objectives generally are set at the beginning of the performance cycle.

     - At the end of the performance cycle, the accomplishment of the executive's goals and objectives and his or her contributions to the Company are evaluated.

     - The executive's performance is then compared with peers within the Company and the results are communicated to the executive.

     - The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

     Annual compensation for the Company's executives generally consists of two elements-salary and stock options.

     The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to mature with the Company, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. The Compensation Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

     Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his or her contributions to the Company, including his or her success in achieving the individual performance criteria described above. The option program generally uses a four-year vesting period to encourage key employees to continue in the employ of the Company. All stock options granted to executive officers in 1996 were granted at fair value on the date of grant. During 1996, all current executive officers received options to purchase an aggregate of 400,925 shares of Common Stock, at a weighted average exercise price of $8.51 per share.

     Executive officers are also eligible to participate in the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is available to virtually all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1.0 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

  Mr. Levin's 1996 Compensation

     Mr. Levin is eligible to participate in the same executive compensation plans available to the other executive officers of the Company. The Compensation Committee believes that Mr. Levin's annual compensation, including the portion of his compensation based upon the Company's merit-based stock option program, has been set at a level competitive with other companies in the industry.

     Mr. Levin's salary for 1996 increased to $324,354 from $300,000 in 1995. In 1996, Mr. Levin was granted a stock option to purchase 100,000 shares of the Company's Common Stock at a price of $16.50 per share and an option to purchase 850 shares of Common Stock at an exercise price of $0.60 per share (each option was granted at fair value of the Company's Common Stock on the date of the grant). In determining whether to grant stock options to Mr. Levin, the Compensation Committee considered Mr. Levin's overall compensation package relative to that of other chief executives in the Company's industry and past option grants as well as the effectiveness of Mr. Levin's leadership of the Company and the resulting success of the Company in the attainment of its goals.

                                          Compensation Committee

                                          A. Grant Heidrich, III
                                          Raju Kucherlapati, Ph.D.
                                          Joshua Boger, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Mr. Heidrich and Drs. Kucherlapati and Boger. No member of the Compensation Committee was at any time during 1996, or formerly, an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

     Dr. Kucherlapati serves as a consultant to the Company under the terms of an agreement with the Company, and pursuant to such agreement is entitled to receive compensation equal to $23,750 per quarter, based upon two days per month of service. Pursuant to the agreement, Dr. Kucherlapati received $71,250 from the Company in 1996.

COMPARATIVE STOCK PERFORMANCE

     The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from May 6, 1996, the date of the Company's initial public offering, through December 31, 1996 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index") and (ii) the Nasdaq Biotechnology Index ("Nasdaq Biotechnology Index") (assuming the investment of $100 in the Company's Common Stock (at the initial public offering price), in the Nasdaq Composite Index and in the Nasdaq Biotechnology Index on May 10, 1996 and reinvestment of all dividends). Measurement points are on May 6, 1996 and the last trading day of the year ended December 31, 1996.

        [Graphic consisting of the Company's Stock Performance Graph.]

                                        Millennium                                Nasdaq
        Measurement Period           Pharmaceuticals,    Nasdaq Composite      Biotechnology
      (Fiscal Year Covered)               Inc.                Index               Index
            5/6/96                       100.00              100.00              100.00
          12/31/96                        91.45              109.16               99.88

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1993, the Company entered into an agreement for consulting services with Dr. Lander, a director of the Company. Pursuant to the agreement, Dr. Lander is compensated at the rate of $2,375 (plus travel and other appropriate expenses) per day of consulting services, not to exceed the equivalent of 40 full days per year. Pursuant to this agreement, Dr. Lander received $95,000 in 1996.

     For a description of the consulting agreement between the Company and Dr. Kucherlapati, a director of the Company, see "Compensation Committee Interlocks and Insider Participation."

              APPROVAL OF AMENDMENT TO 1996 EQUITY INCENTIVE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Currently, 244,304 shares remain available for future Awards (as defined below) under the Company's 1996 Equity Incentive Plan (the "1996 Equity Plan"). Accordingly, on March 13, 1997, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1996 Equity Plan that increased from 2,100,000 to 4,100,000 the number of shares of Common Stock available for issuance under the 1996 Equity Plan (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limit if the option was issued under a plan approved by stockholders that provides a limit to the number of shares that may be issued under the plan to any individual.

     In order for options and restricted stock awarded under the 1996 Equity Plan, as amended, to comply with Section 162(m) after the Annual Meeting, the continuance of the 1996 Equity Plan must be approved by stockholders. Accordingly, on March 13, 1997, the Board of Directors voted, subject to stockholder approval, to continue the 1996 Equity Plan. If the stockholders do not vote to continue the 1996 Equity Plan, the Company will not grant any further options or make any further awards of restricted stock under the 1996 Equity Plan.

DESCRIPTION OF AWARDS UNDER THE EQUITY PLAN

     The 1996 Equity Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options and awards of restricted stock ("Awards").

     Incentive Stock Options and Nonstatutory Options. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options and options that the Board of Directors or Compensation Committee intends to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Restricted Stock. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the 1996 Equity Plan.

ELIGIBILITY TO RECEIVE AWARDS

     All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1996 Equity Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. The 1996 Equity Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any calendar year of the 1996 Equity Plan.

     As of March 15, 1997, an aggregate of approximately 380 employees, officers and directors of the Company were eligible to receive Awards under the 1996 Equity Plan. The granting of Awards under the 1996 Equity Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Pursuant to the 1996 Equity Plan, during fiscal 1996 all employees, including all current officers who are not executive officers, as a group, received options to purchase 1,243,970 shares of Common Stock at a weighted average exercise price of $15.35 per share. Pursuant to the 1996 Equity Plan, during 1996 executive officers, as a group, received options to purchase 193,750 shares of Common Stock at a weighted average exercise price of $14.65 per share. No directors

(except Mr. Levin) received options to purchase shares of Common Stock pursuant to the 1996 Equity Plan during 1996.

     On March 31, 1997, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $13.875.

ADMINISTRATION

     The 1996 Equity Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1996 Equity Plan, to interpret the provisions of the 1996 Equity Plan and to terminate the 1996 Equity Plan. The Board also has the authority to grant Awards under the 1996 Equity Plan and to accelerate, waive or amend certain provisions of outstanding Awards. The 1996 Equity Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. Pursuant to the terms of the 1996 Equity Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1996 Equity Plan, including the grant of options to executive officers.

AMENDMENT AND TERMINATION

     No Award may be made under the 1996 Equity Plan after March 28, 2006, but Awards previously granted may extend beyond that date. No amendment to the 1996 Equity Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to the grant and exercise of Awards under the 1996 Equity Plan and with respect to the sale of Common Stock acquired under the 1996 Equity Plan.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock").

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date of grant and one year from the date of exercise, then the gain recognized by the participant will be a long-term capital gain. If the participant sells ISO Stock prior to having owned it for at least two years from the date of grant and one year from the date of exercise, then, generally, all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain will be a capital gain. If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss. Any capital gain or loss will be a long-term gain or loss if the shares are held for more than one year from the date of exercise.

     Non-Statutory Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory option. Unlike the case of an incentive stock option, however, upon exercise of a non-statutory option a participant generally will recognize ordinary compensation income.

     With respect to any Common Stock acquired upon exercise of a non-statutory option ("NSO Stock"), a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. The capital gain or loss will be a long-term gain or loss if the shares are held for more than one year from the date of exercise.

     Restricted Stock. No taxable income is recognized by the participant upon the grant of a Restricted Stock Award, unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election, then the participant will recognize ordinary income, for the year in which the Restricted Stock Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Restricted Stock Award is granted and the purchase price paid for the Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, the participant will not be entitled to any tax refund. If the Section 83(b) election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock.

     Any additional gain or any loss recognized upon the disposition of the Common Stock acquired pursuant to a Restricted Stock Award will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or just after the Award is granted if a Section 83(b) election is made.

     Tax Consequences to the Company. The grant of an Award under the 1996 Equity Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the 1996 Equity Plan nor the sale of any Common Stock acquired under the 1996 Equity Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Equity Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE 1996 EQUITY PLAN AND THE CONTINUANCE OF THE 1996 EQUITY PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                     APPROVAL OF 1997 EQUITY INCENTIVE PLAN

     On March 13, 1997, the Board of Directors adopted the Company's 1997 Equity Incentive Plan (the "1997 Equity Plan") covering 2,000,000 shares of Common Stock (subject to adjustment for certain changes in the Company's capitalization, such as a stock split).

     As of April 1, 1997, options to purchase 460,175 shares of Common Stock have been granted pursuant to the 1997 Equity Plan. The Company is seeking shareholder approval of the 1997 Equity Plan in order for options granted under the 1997 Equity Plan to be treated as incentive stock options to the extent so designated by the Board of Directors at the time of grant. Whether or not the Company receives shareholder approval of the 1997 Equity Plan, the Company plans to continue to make Awards under the 1997 Equity Plan and all options previously granted by the Board of Directors will remain outstanding. If the Shareholders do not approve the 1997 Equity Plan, options granted thereunder will constitute nonstatutory options for purposes of the Code.

DESCRIPTION OF AWARDS UNDER THE 1997 EQUITY PLAN

     The 1997 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options and awards of restricted stock ("Awards").

     Incentive Stock Options and Nonstatutory Options. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Restricted Stock. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of common Stock free of any restrictions under the 1997 Equity Plan.

ELIGIBILITY TO RECEIVE AWARDS

     All of the employees (except executive officers and employees who serve as directors) of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1997 Equity Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. The 1997 Equity Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any calendar year of the 1997 Equity Plan.

     As of March 15, 1997, an aggregate of approximately 370 employees of the Company were eligible to receive Awards under the 1997 Equity Plan. The granting of Awards under the 1997 Equity Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

ADMINISTRATION

     The 1997 Equity Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1997 Equity Plan, to interpret the provisions of the 1997 Equity Plan and to terminate the 1997 Equity Plan. The Board also has the authority to grant Awards under the 1997 Equity Plan and to accelerate, waive or amend certain provisions of outstanding Awards. The 1997 Equity Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. Pursuant to the terms of the 1997 Equity Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1997 Equity Plan.

AMENDMENT AND TERMINATION

     No Award may be made under the 1997 Equity Plan after March 13, 2007, but Awards previously granted may extend beyond that date. No amendment to the 1997 Equity Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to the grant and exercise of Awards under the 1997 Equity Plan and with respect to the sale of Common Stock acquired under the 1997 Equity Plan.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock").

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date of grant and one year from the date of exercise, then the gain recognized by the participant will be a long-term capital gain. If the participant sells ISO Stock prior to having owned it for at least two years from the date of grant and one year from the date of exercise, then, generally, all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain will be a capital gain. If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss. Any capital gain or loss will be a longterm gain or loss if the shares are held for more than one year from the date of exercise.

     Non-Statutory Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory option. Unlike the case of an incentive stock option, however, upon exercise of a non-statutory option a participant generally will recognize ordinary compensation income.

     With respect to any Common Stock acquired upon exercise of a non-statutory option ("NSO Stock"), a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. The capital gain or loss will be a long-term gain or loss if the shares are held for more than one year from the date of exercise.

     Restricted Stock. No taxable income is recognized by the participant upon the grant of a Restricted Stock Award, unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election, then the participant will recognize ordinary income, for the year in which the Restricted Stock Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Restricted Stock Award is granted and the purchase price paid for the Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, the participant will not be entitled to any tax refund. If the Section 83(b) election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock.

     Any additional gain or any loss recognized upon the disposition of the Common Stock acquired pursuant to a Restricted Stock Award will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or just after the Award is granted if a Section 83(b) election is made.

     Tax Consequences to the Company. The grant of an Award under the 1997 Equity Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the 1997 Equity Plan nor the sale of any Common Stock acquired under the 1997 Equity Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Equity Plan.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 1997 EQUITY PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP as the Company's independent auditors for the current fiscal year. Ernst & Young LLP has served as the Company's independent auditors since inception. Although stockholder approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Ernst & Young LLP. Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Cambridge, Massachusetts not later than December 12, 1997 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,


                                          STEVEN D. SINGER
                                          Secretary
April 11, 1997

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                  APPENDIX A


                       Millennium Pharmaceuticals, Inc.
                          1996 Equity Incentive Plan

                        MILLENNIUM PHARMACEUTICALS, INC.

                           1996 EQUITY INCENTIVE PLAN


1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for Millennium Pharmaceuticals, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.       Type of Options and Awards; Administration.
         ------------------------------------------

         (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

         (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

         (c) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.       Eligibility.
         -----------

         (a) GENERAL. Options and awards may be granted or made to persons who are, at the time of grant, employees, officers or directors (so long as such officers and directors are also employees) of, or consultants or advisors to, the Company; PROVIDED, that the class of individuals to whom Incentive Stock Options may be granted shall be limited to all employees of the Company; and PROVIDED FURTHER that non-employee directors of the Company are not eligible to receive options or awards of restricted stock under the Plan. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 300,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

         (b) GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or award, the exercise price of the option or the sale price of the award and the number of shares for which an option or award may be granted to such director or officer shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.       Stock Subject to Plan.
         ---------------------

         Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,100,000 shares of Common Stock, $.001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

5.       Forms of Option Agreements.
         --------------------------

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.       Purchase Price Upon Exercise of Options.
         ---------------------------------------

         (a) GENERAL. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b).

         (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.       Option Period.
         -------------

         Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.       Exercise of Options.
         -------------------

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.       Nontransferability of Options.
         -----------------------------

         Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options granted to Reporting Persons may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.      Effect of Termination of Employment or Other Relationship.
         ---------------------------------------------------------

         The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.      Incentive Stock Options.
         -----------------------

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

         (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                   (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                 (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.      Additional Provisions.
         ---------------------

         (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

         (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13.      Awards.
         ------

         A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

         (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

         (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

         (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

         (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

                  (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                  (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

                  (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

         (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

         (f) TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

         (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.      General Restrictions.
         --------------------

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.      Rights as a Shareholder.
         -----------------------

         The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.      Adjustment Provisions for Recapitalizations and Related Transactions.
         --------------------------------------------------------------------

         (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

         (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.      Merger, Consolidation, Asset Sale, Liquidation, etc.
         ---------------------------------------------------

         (a) GENERAL. In the event of a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

         (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.      Other Employee Benefits.
         -----------------------

         Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.      Amendment of the Plan.
         ---------------------

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or under Rule 16b-3 with respect to options held by or awards made to Reporting Persons, the Board of Directors may not effect such modification or amendment without such approval.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

21.      Withholding.
         -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

         (c) If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.      Cancellation and New Grant of Options, etc.
         ------------------------------------------

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.      Provision for Foreign Participants.
         ----------------------------------

         The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the

United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.


                                         Adopted by the Board of Directors on
                                         March 14, 1996

                                  AMENDMENT TO
                           1996 EQUITY INCENTIVE PLAN
                                       OF
                        MILLENNIUM PHARMACEUTICALS, INC.


         The 1996 Equity Incentive Plan (the "Plan") be and hereby is amended as follows:

         1. The number 2,100,000 in the second line of Section 4 of the Plan shall be deleted and the number 4,100,000 shall be inserted in lieu thereof.




                           Approved by the Board of Directors on March 13, 1997 Submitted to the Stockholders for approval at the annual meeting to be held on May 21, 1997

                                  APPENDIX B



                       Millennium Pharmaceuticals, Inc.
                          1997 Equity Incentive Plan

                        MILLENNIUM PHARMACEUTICALS, INC.

                           1997 EQUITY INCENTIVE PLAN


1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for Millennium Pharmaceuticals, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees (excluding executive officers and employees who serve as directors) of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.       Type of Options and Awards; Administration.
         ------------------------------------------

         (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

         (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

3.       Eligibility.
         -----------

         Options and awards may be granted or made to persons who are, at the time of grant, employees (excluding executive officers and employees who serve as directors) of, or consultants or advisors to, the Company; PROVIDED, that the class of individuals to whom Incentive Stock Options may be granted shall be limited to all employees (excluding executive officers and employees who serve as directors) of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 300,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

4.       Stock Subject to Plan.
         ---------------------

         Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

5.       Forms of Option Agreements.
         --------------------------

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.       Purchase Price Upon Exercise of Options.
         ---------------------------------------

         (a) GENERAL. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b).

         (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.       Option Period.
         -------------

         Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.       Exercise of Options.
         -------------------

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.       Nontransferability of Options.
         -----------------------------

         Incentive Stock Options shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

10.      Effect of Termination of Employment or Other Relationship.
         ---------------------------------------------------------

         The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.      Incentive Stock Options.
         -----------------------

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                   (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

         (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                   (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                 (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.      Additional Provisions.
         ---------------------

         (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

         (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

13.      Awards.
         ------

         A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

         (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

         (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

         (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

         (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

                  (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                  (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

                  (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

         (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

         (f) TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

         (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.      General Restrictions.
         --------------------

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.      Rights as a Shareholder.
         -----------------------

         The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.      Adjustment Provisions for Recapitalizations and Related Transactions.
         --------------------------------------------------------------------

         (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

         (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.      Merger, Consolidation, Asset Sale, Liquidation, etc.
         ---------------------------------------------------

         (a) GENERAL. In the event of a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

         (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.      Other Employee Benefits.
         -----------------------

         Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.      Amendment of the Plan.
         ---------------------

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.      Withholding.
         -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.      Cancellation and New Grant of Options, etc.
         ------------------------------------------

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the

Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.      Provision for Foreign Participants.
         ----------------------------------

         The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.


                                     Adopted by the Board of Directors on
                                     March 13, 1997

                                 APPENDIX C



                                Form of Proxy

  [X] PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                                                                                               For  Withhold
                                                               1. Election of William W. Helman as a Class I   [ ]    [ ]
      ----------------------------------                          Director
       MILLENNIUM PHARMACEUTICALS, INC.
      ----------------------------------
                                                                                                               For  Against  Abstain
         Please read the reverse side of the card.             2. Approval of an amendment to the Company's    [ ]    [ ]      [ ]
                                                                  1996 Equity Incentive Plan and of the
                                                                  continuance of such Plan.

       RECORD DATE SHARES:                                     3. Approval of the Company's 1997 Equity        [ ]    [ ]      [ ]
                                                                  Incentive Plan.

                                                               4. Ratification of the appointment of Ernst &   [ ]    [ ]      [ ]
                                                                  Young LLP as independent auditors of the
                                                                  Company for 1997.

                                                               5. To transact such other business as may       [ ]    [ ]      [ ]
                                                                  properly come before the meeting or any
                                                                  adjournment thereof.

                                                                        A vote FOR the nominee for director and
                                                                           FOR proposal numbers 2, 3, 4 and 5
                                                                        is recommended by the Board of Directors


                                               --------------
  Please be sure to sign and date this Proxy.  Date               Mark box at right if an address change or comment has been   [ ]
-------------------------------------------------------------     noted on the reverse side of this card.


-----Stockholder sign here-------------Co-owner sign here----

  DETACH CARD                                                                                                            DETACH CARD

                                                  MILLENNIUM PHARMACEUTICALS, INC.

          Dear Stockholder:

          Please take note of the important information enlosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 21, 1997.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          Millennium Pharmaceuticals, Inc.




                                                 MILLENNIUM PHARMACEUTICALS, INC.

                                             Proxy Solicited by the Board of Directors

                                           Annual Meeting of Stockholders - May 21, 1997

Those signing on the reverse side, revoking any prior proxies, hereby appoint Mark J. Levin, Steven H. Holtzman and Steven D.
Singer, or each or any of them, with full power of substitution, as proxies for those signing on the reverse side, to act and vote at the 1997 Annual Meeting of Stockholders of Millennium Pharmaceuticals, Inc. and at any adjournments thereof upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting and, in their discretion, upon any other matters which may properly come before the Meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no other indication is made, the proxies will vote FOR proposal numbers 1, 2, 3, 4 and 5.

                      ---------------------------------------------------------------------------------------
----------------------  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  ---------------------
                      ---------------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

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HAS YOUR ADDRESS CHANGED?                                        DO YOU HAVE ANY COMMENTS?

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